sezzle

The Responsible Way to Pay

Investor Presentation

27th Annual Needham Growth Conference

January 2025

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as of the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events.

Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; impact of macro-economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to maintain adequate access to capital in order to meet the capital requirements of our business; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read the "Risk Factors" section contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, and the Company's subsequent filings with the U.S. Securities and Exchange Commission, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).
All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Underlying Merchant Sales ("UMS"), Active Subscribers and Active Consumers, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. For example, UMS is an operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Subscribers and Active Consumers do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The UMS, Active Subscribers and Active Consumers financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption.

WebBank

Pi4 & Pi2 loans are originated by WebBank except loans in IA, Puerto Rico & CAN. For example, for a $300 loan Pi4, you make one $75 down payment today, then three $75 payments every two weeks for a 35.40% annual percentage rate (APR) & total payments of $305.99, which includes a $5.99 Service Fee (finance charge) charged at loan origination. Service fees vary & can range from $0 to $5.99 depending on the purchase price & Sezzle product. Actual fees are reflected in checkout.

Sezzle at a Glance

Prized BNPL Platform

AWARDED BY

CNBC | Forbes | Digital Journal | 11FS | Money | Minneapolis/St. Paul Business Journal | Fortune | BuySide WSJ | Worth

- **Jan 2016** — Sezzle Founded
- **Jul 2019** — IPO on Australian Securities Exchange (ASX)
- **Nov 2020** — Launch of Sezzle Up
- **Mar 2021** — Attained B Corp Certification
- **Jun 2022** — Launch of Subscription Product
- **Jul 2022** — Termination of Planned Merger with Zip Co. (Announced Feb 2022)
- **Sep 2022** — First Quarter of Profitability (Initiatives Announced in Mar 2022)
- **Jan 2024** — Delisted from ASX (Listed on Nasdaq Aug 2023)
- **July 2024** — Completed $20M in Stock Repurchases[1]
- **Sep 2024** — Launch of WebBank Partnership & On-Demand

SINCE INCEPTION[2]

Underlying Merchant Sales **$8.1+ Billion**

Completed Sign-Ups **15+ Million**

[1] As of July 9, 2024, Sezzle completed its $20.0 million in stock repurchase plans announced on December 22, 2023 ($5.0 million) and June 20, 2024 ($15.0 million).
[2] Since Inception figures are rounded to the nearest million.

The Markets We Serve

The Nascent and Growing BNPL Market

Buy Now, Pay Later (BNPL) represents less than 2%
of North America's Total Commerce Transaction Value

Sezzle represents less than 1%
of North America's Total BNPL Market



Digital Wallet 18%
Cash 10%
Other Payment Products 3%
Debit Card 27%
BNPL & POS Financing 2%
Credit Card 40%
$230B
2023 North America Total BNPL Market Size
In-store Financing
$129.9B
Online BNPL
$100.2B

Significant Opportunity for Market Growth in North America

BNPL Market Penetration by Country

5% 11% 15% 21%

Source: FIS Global Payments 2024 Report.

Projected U.S. BNPL Growth vs. Retail Sales Growth


U.S. Retail Sales Growth
U.S. BNPL Growth
4%
2024
20%
2%
2025
20%
5%
2026
15%
3%
2027
12%

Source: eMarketer, Oberlo.

Why Millions of Consumers Choose Sezzle

Increasing **financial inclusion** by providing credit to those who often face challenges in accessing traditional credit options

Consumers

76%[1]
of Sezzle Consumers are ages between 18 — 46 (Gen Z & Millennial)

40%[2]
of BNPL users would leave carts without BNPL offered at checkout

71%[2]
of BNPL users utilize/would use BNPL for cash flow management

1 out of 3[2]
BNPL users reported increased credit score

4.9 App Store

4.7 Google Play

4.2 Trustpilot

Trustpilot

This is Sezzle!
“Sezzle is a great way to help build credit and purchase things in a less ‘pressure on the pocket’ kinds way by allowing one to split payments up into four less expensive payments. Awesome.”

Aaron

Trustpilot

Sezzle is great
“Sezzle is great. I use it anywhere and everywhere clothes, groceries, even bills when I’ve needed to. Easy to use better than credit card for me.”

Quinton

[1] As of December 31, 2023
[2] PYMNTS series entitled “The Credit Accessibility Series” in collaboration with Sezzle.

Robust & Expanding Product Ecosystem

Comprehensive Suite of Payment Options

Offering a full suite of payment options, allowing consumers to choose based on their schedule and needs

Pay-in-Full



sezzle
Complete your order
Due Today $100.00
Order Total $100.00
Promo Code
Complete order

Pay-in-2



sezzle
Complete your order
Down Payment Due Today $50.00
Bi-weekly Payment Schedule
Today $50.00
Promo Code
Order Total $100.00
Complete order

Pay-in-4



sezzle
Complete your order
Down Payment Due Today $25.00
Bi-weekly Payment Schedule
Today $25.00
Promo Code
Order Total $100.00

Long-Term



sezzle
Choose a plan
$91.12 / month
Agree & Continue

Example: $100 Purchase

Pay-in-Full	Pay-in-2		Pay-in-4				Long-Term
100%	50%	50%	25%	25%	25%	25%	Monthly With APR[1]
$100	$50	$50	$25	$25	$25	$25	$8.33
Time of purchase	Time of purchase	Week 2	Time of purchase	Week 2	Week 4	Week 6	Each Month

[1] Length of loan and APR varies by user and merchant offering and is determined by Sezzle's long-term lender.
Note: Pay-in-4 and Pay-in-2 loans are originated by WebBank expect loans in Iowa, Puerto Rico, and Canada.

Helping Consumers Build Credit History through Sezzle Up

The only BNPL platform in North America to offer credit reporting optionality through Pay-in-4 in the U.S. and Canada


12:00
sezzle up
Start Your Journey to Better Credit
TransUnion EQUIFAX experian. Innovis
You're almost there
Complete all 3 steps to join Sezzle Up
1/3
Link your checking account & set it as your default payment method
Verify your account with your SSN

TransUnion EQUIFAX experian. Innovis

Files Sezzle Up consumer purchase activities to all major credit bureaus in the U.S.

Lower

2nd payment failure rate for average Sezzle Up consumer versus non-Sezzle Up consumer

Higher

Order count per Sezzle Up consumer versus non-Sezzle Up consumer

Note: Pay-in-4 and Pay-in-2 loans are originated by WebBank expect loans in Iowa, Puerto Rico, and Canada.


Sezzle Subscriptions
Shop bigger brands with our subscriptions
Anywhere
Premium
Pay in 4 anywhere Visa is accepted
In-app deals & discounts
1 extra free reschedule per order
Priority customer support
Up to 1% back on purchases paid upfront
$10 in monthly Sezzle Spend credits
Monthly thank-you gift ($30 value)
Join Anywhere

~39%
In-store Orders as % of Total Anywhere Orders[2]

~30x
Top 10% Anywhere Subscribers 90-days Frequency[3]

~8
More Orders from Subscribers vs. Non-Subscribers during 3Q24 on Average


Sezzle Subscriptions
Shop bigger brands with our subscriptions
Premium
Anywhere
Pay in 4 at 350+ exclusive in-app brands
In-app deals & discounts
1 extra free reschedule per order

Delivering a Superior Experience

529,000 Active Subscribers[1] Across Premium & Anywhere


Welcome to
Premium

Top 5 Anywhere Verticals
- General Merchandise
- Discount & Specialty Stores
- Grocery & Supermarkets
- Utilities
- Restaurants

NPS[4]
ANYWHERE
71
PREMIUM
59

Top 5 Non-Anywhere Verticals
- Sports & Hobbies
- General Merchandise
- Clothing & Accessories
- Discount & Specialty Stores
- Health & Wellness


12:00
WELCOME TO
anywhere
The Sezzle Virtual Card can now be used to pay in 4 anywhere Visa is accepted.
Let's go

[1] As of September 30, 2024, Active Subscribers rounded to the nearest thousand. [2] Orders placed during 3Q24. [3] Date as of September 30, 2024. [4] NPS as of October 1, 2024.

First Product Launch with WebBank

On-Demand[1]

Pay-in-4 Just Got More Flexible



9:41
SEZZLE VIRTUAL CARD
sezzle
Single use card
•••• 1234
VISA
commercial

How it Works

1. Shop any brand in the Sezzle app or anywhere[2]
2. Request single-use amount needed
3. Pay 25% + a service fee at the point of purchase

Benefits for Sezzle

Enhances the ability to compete for enterprise merchants

Early data supports greater consumer activation as non-subscribers can shop anywhere[2]

[1] Available only in the U.S. for select consumer cohorts. Pay-in-4 and Pay-in-2 loans are originated by WebBank except loans in Iowa and Puerto Rico.
[2] Anywhere Visa is accepted.

Unlocking Growth For Our Merchant Partners

Driving **traffic and incremental revenue** through
a frictionless checkout experience and customized marketing capabilities

Merchant Benefits

<6 Months[1]
Payback period

Up to 57%[1]
Average Order Value Lift

110%[1]
Return on Investment (ROI)

Ad Integration

Providing Extra Visibility for Merchant Partners through the Ad Integration

Product Marketplace



Providing Hyper-Personalized Merchant and Product Recommendations

In-App Placement


Most Popular Brands
Premium Brands
View All

Maximizing Engagement & Driving Additional Sales for Merchant Partners

[1] *2023 The Total Economics Impact of Sezzle*, Forrester Research, Inc.

Expanding Our Ecosystem

Initial Business Model	Launched in 2Q22	Launched in 2Q23	Launched in 4Q24


shopify
Magento
WiX.com
BIGCOMMERCE
comment sold
WOO COMMERCE
Justifi
$184.99
4 payments of $46.24 with sezzle

Direct & Virtual Card Integration

Economics for Sezzle:

- Merchant discount rate (MDR)
  - Interchange revenue (VC integration)


Premium

Premium

Economics for Sezzle:

- Affiliate & Gift Card commission
  - Interchange revenue
  - Subscription revenue


anywhere
sezzle
VISA

Anywhere

(Anywhere VISA is accepted)

Economics for Sezzle:

- Interchange revenue
- Subscription revenue


sezzle
VISA

On-Demand

(Anywhere VISA is accepted)

Economics for Sezzle:

- Service Fee revenue
- Interchange revenue

Note: On-Demand is available only in the U.S. for select consumer cohorts. Pay-in-4 and Pay-in-2 loans are originated by WebBank except loans in Iowa, Puerto Rico, and Canada.

Expanding Reach & Consumer Impact through Innovation

INCREASING CUSTOMER LIFETIME VALUE

Direct Integration
(2017[1])



Pay-in-4, Pay-in-Full, Pay-in-2

- User generally acquired at point of checkout
- Shops at select Sezzle merchants

Credit Reporting
(2021)



Sezzle Up

- Free to opt-in credit builder
- Reports consumer payments to credit bureaus to help users build credit through BNPL

Subscription
(2022 & 2023)



Premium & Anywhere

- **Premium:** Access to 350+ Premium Merchants & Gift Card platform partners
- **Anywhere:** Provides consumers the ability to buy now, pay later anywhere Visa is accepted

Potential Future Products

Financial Tools	Shopping Tools
✓ On-Demand	✓ Product Marketplace
Debit & Credit Card	✓ Price Comparisons
Cash Advances	Personalization
Early Wage Access	Product Insurance
Budgeting Capabilities	Coupons & Discounting
Checking Accounts	And More!

[1] Pay-in-4 was first introduced in 2017, followed by Pay-in-Full in 2022, and the subsequent launch of Pay-in-2 in 2023.

Note: On-Demand is available only in the U.S. for select consumer cohorts. Pay-in-4 and Pay-in-2 loans are originated by WebBank except loans in Iowa, Puerto Rico, and Canada.


Saving with Sezzle
Back-To-School
Edition

Building Consumer Connections through Strategic Marketing

Expanding Engagement Strategies

Increasing Awareness, Personalization, & Testing

- Official Jersey Patch Partner of the Minnesota Timberwolves
- Expanding direct-to-consumer campaigns via social media platforms
- Leveraging AI for personalization & product marketplace enhancements
- Continuous testing across digital and select physical channels
- Holiday Campaigns: “Haunted by High Interest”, “Holidays on a Budget”, and more




sezzle
TIMBERWOLVES
11

Growing Profitably Through Strong Execution

Early Focus on Profitability Beginning in FY22

Revenue Initiatives

- Introduced Sezzle Premium
- Offboarded or renegotiated pricing with merchants and network partners
- Affiliate merchant enhancements
- Incentivized consumers to shift from card to ACH
- Introduced Pay-in-Full

Cost Initiatives

- Improved credit underwriting
- Reduction in workforce (RIF)
- Ceased payment operations in India
- Began wind-down of Europe and Brazil
- Reduced, renegotiated, and eliminated non-critical third-party tech and marketing spend

Mar 2022 — **$10 million**
Announced reduction of workforce (RIF)

April 2022 — **$17+ million**
Announced initiatives to accelerate path to profitability

July 2022 — **$50+ million**
Expanded list of initiatives and raised benefit to $50M

Sep 2022 — **$60+ million**
Further raised the impact from the initiatives by $10M

$70 million
Annualized Impact at the end of FY22

Initiatives Drive Profitability

Initiatives Exceeding Expectations



($41.5M)
2022 Adjusted Net Loss
($38.1) Million
2022 Net Loss
FY22 Initiatives
FY23 Initiatives²
Net Impact of the Profitability Initiatives
$5.6M
2023 Adjusted Net Income
$7.1 Million
2023 Net Income
$58.0M
2024 Adjusted Net Income
$71.5 Million
2024 Net Income Guidance

FY24 Initiatives Launched

New Product Launches

- Payment Streaks *(completed)*,
- Product Marketplace *(testing)*, and
- Bank-enabled Products *(On-Demand launched[1])*

Bank Sponsorship

- Unification of standards & fees
- Streamlined regulatory approach
- Bank-enabled products

[1] Pay-in-4 and Pay-in-2 loans are originated by WebBank except loans in Iowa, Puerto Rico, and Canada.
[2] Initiatives for 2023 include app monetization and the launch of Anywhere, enhancing accessibility and expanding consumer reach across platforms.

Propelling Growth through a Bank Partner

WebBank Partnership

- WebBank is a Utah-chartered industrial bank
- Entered 5-year strategic partnership program on August 26th, 2024; launched at the end of September
- WebBank will serve as the exclusive lender and originate select finance products (i.e., Pay-in-4 & Pay-in-2)

Launch of unified fees

Streamlined regulatory approach

Future product innovations



Note: Pay-in-4 and Pay-in-2 loans are originated by WebBank except loans in Iowa, Puerto Rico and Canada.

Robust & Proprietary In-House Underwriting Strategy

New Consumers

- False Prophet & 3rd party ML Models → Fraud
- Baby Prophet → Underwriting

Baby Prophet Model is more predictive than FICO for new Sezzle Consumers' delinquency



Baby Prophet
FICO
Delinquency
1 2 3 4 5 6 7 8 9 10
Risky Consumers
Score Decile
Best Consumers

Existing Consumers

- 3rd Party ML Models → Fraud
- Prophet (4th generation) → Underwriting

Spending Power allocated directly by Prophet Score



Charge-off
Average Spending Power
Spending Power
Charge-Off Rate
1 2 3 4 5 6 7 8 9 10
Risky Consumers
Score Decile
Best Consumers

Controlled Expansion Optimized Top-Line Growth With No Deterioration to Core Sezzle Consumers



Proxy for Delinquencies
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Apr-24
Jul-24
# of Orders from Consumers
10-19
20-29
30-49
50+

Quarter Snapshot

	3Q23	3Q24	YoY Change
Total Revenue	$40.8M	$70.0M	71.3% ⬆
Net Income	$1.3M	$15.4M	1,093.3% ⬆
Adjusted Net Income[1]	$1.2M	$17.3M	1,349.2% ⬆
Adjusted EBITDA Margin[2]	18.5%	32.2%	13.7 Pts ⬆
Total Revenue Less Transaction Related Costs[3] as a % of Total Revenue	49.2%	55.0%	5.8 Pts ⬆
Non-Transaction Related OpEx[4] as a % of Total Revenue	46.2%	30.0%	-16.2 Pts ⬇

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income, see Appendix III.
[2] Adjusted EBITDA Margin is a non-GAAP financial measure equal to non-GAAP Adjusted EBITDA divided by Total Revenue. For a reconciliation of Net Income to non-GAAP Adjusted EBITDA, see Appendix II.
[3] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix I.
[4] Non-transaction Related Operating Expenses is a non-GAAP financial measure and is equal to Personnel, Third-Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix I for reconciliation of Non-transaction Related Operating Expenses and respective definitions.

3Q24 YoY Engagement Metrics

Active Subscribers[2] *(Premium & Anywhere)*


3Q24
529,000
3Q23
210,000
3Q22
88,000

+319k YoY

Repeat Usage As A % Of Total Orders (Cumulative)


3Q24
95.7%
3Q23
95.0%
3Q22
93.8%

+71 Bps YoY

Active[1] **Consumers**


3Q24
2,667,000
3Q23
2,572,000
3Q22
3,131,000

+3.7% YoY

Quarterly Purchase Frequency (Average)


3Q24
5.4x
3Q23
4.1x
3Q22
3.0x

+1.3x YoY

Unique Merchants[2] **Shopped at by Consumers**


3Q24
274,000
3Q23
139,000
3Q22
27,000

+135k YoY

Number of Transactions[2]


3Q24
6,244,000
3Q23
4,586,000
3Q22
3,672,000

+36.2% YoY

[1] Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand).
[2] Active Subscribers, Unique Merchants, and Number of Transactions are rounded to the nearest thousand.
Note: Active Consumer and Number of Transactions numbers have been adjusted to exclude Brazil, Europe, and India, which have been discontinued.

Last Twelve Months (LTM) QoQ Engagement Metrics

Active Subscribers[2] *(Premium & Anywhere)*


307,000
371,000
462,000
529,000
4Q23
1Q24
2Q24
3Q24

+67k QoQ

Active[1] Consumers


2,601,000
2,594,000
2,612,000
2,667,000
4Q23
1Q24
2Q24
3Q24

+2.1% QoQ

Unique Merchants[2] Shopped at by Consumers


178,000
173,000
208,000
274,000
4Q23
1Q24
2Q24[3]
3Q24

+66k QoQ

[1] Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand).
[2] Active Subscribers and Unique Merchants are rounded to the nearest thousand.
[3] Previously reported as 209,000. Revised to 208,000 based on further analysis of unique merchant classifications.

Total Revenue & UMS

Total Revenue



$40.8
$48.9
$47.0
$56.0
$70.0
8.7%
8.1%
9.5%
10.5%
10.6%
3Q23
4Q23
1Q24
2Q24
3Q24
Total Revenue ($ in millions)
% of UMS

Underlying Merchant Sales (UMS)



+40.6% YoY
$469.5
$601.9
$492.7
$532.2
$659.9
3Q23
4Q23
1Q24
2Q24
3Q24
UMS ($ in millions)

Transaction Related Costs

Transaction Expense



2.1%
2.2%
2.4%
2.0%
1.9%
$9.9
$13.1
$11.8
$10.7
$12.8
3Q23
4Q23
1Q24
2Q24
3Q24
Transaction Expense ($ in millions)
% of UMS

Provision for Credit Losses



1.4%
1.7%
1.0%
1.9%
2.3%
$6.7
$10.5
$5.1
$10.1
$15.4
3Q23
4Q23
1Q24
2Q24
3Q24
Provision for Credit Losses ($ in millions)
% of UMS

Net Interest Expense



0.9%
0.8%
0.8%
0.5%
0.5%
$4.1
$4.5
$4.1
$2.9
$3.3
3Q23
4Q23
1Q24
2Q24
3Q24
Net Interest Expense ($ in millions)
% of UMS

Transaction Related Costs[1]



$20.8
$28.1
$21.0
$23.7
$31.5
50.8%
57.5%
44.7%
42.4%
45.0%
3Q23
4Q23
1Q24
2Q24
3Q24
Transaction Related Costs ($ in millions)
% of Total Revenue

Transaction Related Costs is a non-GAAP financial measure that represents the combined total of Transaction Expense, Provision for Credit Losses, and Net Interest Expense

[1] For a reconciliation of Transaction Related Costs see Appendix II for reconciliation.

Total Revenue Less Transaction Related Costs[1]

As a % of Total Revenue


$20.1
$20.8
$26.0
$32.2
$38.5
49.2%
42.5%
55.3%
57.6%
55.0%
3Q23
4Q23
1Q24
2Q24
3Q24
Total Revenue Less Transaction Related Costs ($ in millions)
% of Total Revenue

As a % of UMS


$20.1
$20.8
$26.0
$32.2
$38.5
4.3%
3.5%
5.3%
6.1%
5.8%
3Q23
4Q23
1Q24
2Q24
3Q24
Total Revenue Less Transaction Related Costs ($ in millions)
% of UMS

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs see Appendix I for reconciliation.

Non-Transaction Related Operating Expenses



% of Total Revenue
$18.9
$17.6
$16.2
$18.4
$21.0
46.2%
36.0%
34.5%
32.9%
30.0%
3Q23
4Q23
1Q24
2Q24
3Q24
Non-Transaction Related Operating Expenses ($ in millions)
% of Total Revenue



Total Revenue Less Transaction Related Costs vs. Non-Transaction Related OpEx[1]
$20.1
$20.8
$26.0
$32.2
$38.5
$18.9
$17.6
$16.2
$18.4
$21.0
3Q23
4Q23
1Q24
2Q24
3Q24
Non-Transaction Related Operating Expenses ($ in millions)
Total Revenue Less Transaction Related Costs ($ in millions)

[1] Non-Transaction Related Operating Expenses and Total Revenue Less Transaction Related Costs are non-GAAP financial measures. See Appendix I for reconciliations.

Net Income and Adjusted Net Income

Net Income


53.1%
$29.7
3.2%
6.0%
17.0%
22.1%
$15.4
$8.0
$1.3
$2.9
3Q23
4Q23
1Q24
2Q24
3Q24
Net Income ($ in millions)
% of Total Revenue

Adjustments


Includes $16.8 million discrete income tax benefit from the release of the valuation allowance previously recorded on deferred tax assets
$1.4
$1.8
($0.1)
($0.4)
($16.6)
3Q23
4Q23
1Q24
2Q24
3Q24
Adjustments ($ in millions)

Adjusted Net Income[1]


24.7%
23.3%
19.9%
5.3%
2.9%
$17.3
$13.1
$9.4
$2.6
$1.2
3Q23
4Q23
1Q24
2Q24
3Q24
Adjusted Net Income ($ in millions)
% of Total Revenue

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III for reconciliation.

Net Income and Adjusted EBITDA[1]

Net Income & Adjusted Net Income[2]



$1.3
$1.2
$2.9
$2.6
$8.0
$9.4
$29.7
$13.1
$15.4
$17.3
3Q23
4Q23
1Q24
2Q24
3Q24
Net Income ($ in millions)
Adjusted Net Income ($ in millions)

Non-GAAP Adjusted EBITDA



$7.6
$7.8
$15.0
$18.4
$22.5
18.5%
15.9%
31.9%
32.9%
32.2%
3Q23
4Q23
1Q24
2Q24
3Q24
Adjusted EBITDA ($ in millions)
% of Total Revenue

[1] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation Adjusted EBITDA, see Appendix II.
[2] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III for reconciliation.

Select Balance Sheet Metrics

$ in Thousands	*Unaudited* Mar 31, 2024	*Unaudited* Jun 30, 2024	*Unaudited* Sep 30, 2024
Key Assets			
Cash and cash equivalents[1]	$77,785	$58,026	$80,063
Restricted cash	$4,400	$5,966	$8,281
Total cash	$82,185	$63,992	$88,343
Total notes receivables, net	$103,332	$119,235	$132,787
Key Liabilities			
Merchant accounts payable	$73,733	$71,252	$70,449
Drawn on line of credit[2]	$72,000	$70,000	$95,000
Total Stockholders' Equity[1]	$29,613	$50,290	$61,138

[1] On December 22, 2023, and June 20, 2024, our Board of Directors authorized stock repurchase plans to buy back up to $5 million and $15 million of outstanding shares, respectively. These plans expired on June 17, 2024, and July 9, 2024, respectively, in accordance with their terms.
[2] The availability on the line of credit for quarters ending September 30, 2024, June 30, 2024, and March 31, 2024 is as follows: $17.9M, $35.3M, and $3.6M, respectively.

Outlook

	2023 Actual	2024 Guidance (3Q24)	FY2024 Projections[3]
Total Revenue	$159.4M	55% Growth	*Exceed*
Total Revenue Less Transaction Related Costs[1] as a % of Total Revenue	50.8%	55.0%	*Meet*
Net Income	$7.1M	$71.5M	*Exceed*
Net Income Per Diluted Share	$1.25	$12.05	*Exceed*
Adjusted Net Income[2]	$5.6M	$58.0M	*Exceed*
Adjusted Net Income Per Diluted Share[2]	$0.99	$9.80	*Exceed*

For FY2025, the Company reaffirms the previously guided Adjusted Net Income per Diluted Share[2] of $12.00. Additionally, Sezzle will transition to a full corporate taxpayer status for the year, with an anticipated effective tax rate of 20-25%.

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs see Appendix I for reconciliation.
[2] Adjusted Net Income is a non-GAAP financial measure. See Appendix III for reconciliations.
[3] The foregoing is based on the Company's internal financial statements that have not been subject to audit or review by any third party. FY2024 financial results remain subject to standard year-end closing procedures, including final adjustments and audit by the Company's independent registered public accounting firm. The Company will publish audited financial statements for FY2024 when it files its Annual Report on Form 10-K for the fiscal year 2024, which the Company anticipates filing at the end of February 2025.

Appendices

Appendix I: Reconciliation of GAAP to Non-GAAP Measures

Total Revenue Less Transaction Related Costs

(in $ thousands)	For the three months ended					For the twelve months ended	
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	December 31, 2023	December 31, 2022
Operating income (loss)	**$ 20,841**	**$ 16,699**	**$ 13,835**	**$ 7,667**	**$ 5,350**	**$ 22,200**	**$ (28,435)**
Personnel	13,424	12,737	11,025	11,700	11,079	46,374	51,217
Third-party technology and data	2,386	2,180	2,157	2,161	2,003	7,816	8,190
Marketing, advertising, and tradeshows	2,726	995	655	1,856	3,615	11,984	18,972
General and administrative	2,417	2,522	2,380	1,912	2,184	8,588	16,412
Net interest expense	(3,328)	(2,911)	(4,081)	(4,515)	(4,143)	(15,968)	(8,601)
Reimbursement of merger-related costs	-	-	-	-	-	-	(11,000)
Write-off of unamortized debt issuance costs	-	-	-	-	-	-	316
Total revenue less transaction related costs	**$ 38,466**	**$ 32,222**	**$ 25,971**	**$ 20,781**	**$ 20,088**	**$ 80,994**	**$ 47,071**

Non-Transaction Related Operating Expenses

(in $ thousands)	For the three months ended					For the twelve months ended	
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	December 31, 2023	December 31, 2022
Operating expenses	**$ 49,117**	**$ 39,269**	**$ 33,144**	**$ 41,234**	**$ 35,494**	**$ 137,156**	**$ 154,005**
Transaction expense	(12,761)	(10,742)	(11,787)	(13,086)	(9,937)	(39,208)	(40,777)
Provision for credit losses	(15,402)	(10,094)	(5,140)	(10,520)	(6,677)	(23,187)	(29,437)
Reimbursement of merger-related costs	-	-	-	-	-	-	11,000
Non-transaction related operating expenses	**$ 20,954**	**$ 18,433**	**$ 16,217**	**$ 17,628**	**$ 18,880**	**$ 74,761**	**$ 94,791**

Appendix II: Reconciliation of GAAP to Non-GAAP Measures

Transaction Related Costs

(in $ thousands)	For the three months ended September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Operating expenses	$ 49,117	$ 39,269	$ 33,144	$ 41,234	$ 35,494
Personnel	(13,424)	(12,737)	(11,025)	(11,700)	(11,079)
Third-party technology and data	(2,386)	(2,180)	(2,157)	(2,161)	(2,003)
Marketing, advertising, and tradeshows	(2,726)	(995)	(655)	(1,856)	(3,615)
General and administrative	(2,417)	(2,522)	(2,380)	(1,912)	(2,184)
Net interest expense	3,328	2,911	4,081	4,515	4,143
Transaction related costs	$ 31,492	$ 23,746	$ 21,008	$ 28,120	$ 20,756

Adjusted EBITDA

(in $ thousands)	For the three months ended September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net income	$ 15,446	$ 29,702	$ 8,007	$ 2,939	$ 1,294
Depreciation and amortization	233	247	227	231	218
Income tax (benefit) expense	2,163	(16,123)	393	563	16
Equity and incentive-based compensation	1,456	1,462	905	(134)	1,984
Other (income) expense, net	(96)	(50)	92	(727)	(15)
Fair value adjustment on warrants	-	-	1,262	377	(89)
Net interest expense	3,328	2,911	4,081	4,515	4,143
Loss on extinguishment of line of credit	-	260	-	-	-
Adjusted EBITDA	$ 22,530	$ 18,409	$ 14,967	$ 7,764	$ 7,551

Appendix III: Reconciliation of GAAP to Non-GAAP Measures

Adjusted Net Income (Loss)

	For the three months ended					For the twelve months ended	
(in $ thousands; except per share amounts)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	December 31, 2023	December 31, 2022
Net income (loss)	$ 15,446	$ 29,702	$ 8,007	$ 2,939	$ 1,294	$ 7,098	$ (38,094)
Discrete tax expense (benefit) for valuation allowance rele:	1,904	(16,845)	-	-	-	-	-
Loss on extinguishment of line of credit	-	260	-	-	-	-	814
Fair value adjustment on warrants	-	-	1,262	377	(89)	456	(50)
Other (income) expenses, net	(96)	(50)	92	(727)	(15)	(1,933)	226
Merger-related costs	-	-	-	-	-	-	6,565
Reimbursement of merger-related costs	-	-	-	-	-	-	(11,000)
Adjusted net income (loss)	**$ 17,254**	**$ 13,067**	**$ 9,361**	**$ 2,589**	**$ 1,190**	**$ 5,621**	**$ (41,540)**

	December 31, 2023	December 31, 2022
Diluted weighted-average shares outstanding[1]	5,679	5,444
Adjusted net income (loss) per diluted share	**$ 0.99**	**$ (7.63)**

[1] Effective May 11, 2023, we performed a 1-for-38 reverse stock split. Share and per-share amounts have been retroactively restated.

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non-transaction related operating expenses; adjusted net income (loss); adjusted net income (loss) margin; adjusted net income (loss) per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.
- Adjusted EBITDA is defined as GAAP net income, adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparisons of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparisons of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted net income (loss) is defined as GAAP net income, adjusted for certain charges including the release of our deferred tax asset valuation allowance, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income (loss). We believe that this financial measure is useful for period-to-period comparisons of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income (loss) margin is defined as Adjusted net income (loss) divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparisons of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income (loss) per diluted share is defined as non-GAAP adjusted net income (loss) divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparison of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Non-GAAP Financial Measures (Cont.)

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this presentation to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total revenue less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Transaction related costs exclude significant expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted EBITDA and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
- Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Adjusted net income (loss), adjusted net income (loss) margin, and adjusted net income (loss) per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and the release of our deferred tax asset valuation allowance which have been, and may be in the future, recurring GAAP expenses.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Thank You

Lee Brading, CFA

SVP, Corporate Development & Investor Relations

InvestorRelations@sezzle.com

Erin Foran

Media & PR

MediaRelations@sezzle.com